Exhibit 99.1

Courier Sells Creative Homeowner

Publisher of Home & Garden Titles Goes to Fox Chapel Publishing

NORTH CHELMSFORD, Mass.--(BUSINESS WIRE)--September 3, 2014--Courier Corporation (Nasdaq: CRRC), one of America’s leading innovators in book manufacturing, publishing and content management, today announced the sale of certain of its Creative Homeowner publishing assets to Fox Chapel Publishing of East Petersburg, Pennsylvania. Acquired by Courier in 2006, Creative Homeowner’s assets include more than 100 active titles in home design, home improvement, landscaping and gardening. Fox Chapel publishes books, magazines, patterns, and videos in areas ranging from woodworking, jewelry making and sewing to boating, farming and beer-making. Terms of the transaction were not disclosed.

About Courier Corporation

Courier Corporation is America’s second largest book manufacturer and a leader in content management and customization in new and traditional media. It also publishes books under two brands offering more than 10,000 titles. Founded in 1824, the company is headquartered in North Chelmsford, Massachusetts. For more information, visit www.courier.com.

This news release includes forward-looking statements, including statements relating to the Company's financial expectations for fiscal year 2014, including sales, EBITDA and earnings per share. Statements that describe future expectations, plans or strategies are considered “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and releases issued by the Securities and Exchange Commission. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could affect actual results include, among others, pricing actions by competitors and other competitive pressures in the markets in which the Company competes, consolidation among customers and competitors, changes in customers’ demand for the Company’s products, including seasonal changes in customer orders and shifting orders to lower cost regions, increased concentration with a few customers, success in the execution of acquisitions and the performance and integration of acquired businesses including carrying value of intangible assets and contingent consideration, performance of investments in foreign subsidiaries and exposure to risks of operating internationally, restructuring and impairment charges required under generally accepted accounting principles, insolvency of key customers or vendors, changes in technology including migration from paper-based books to digital, changes in market growth rates, changes in obligations of multiemployer pension plans and general changes in economic conditions, including currency fluctuations, changes in interest rates, changes in consumer confidence, changes in the housing market, and tightness in the credit markets, changes in raw material costs and availability, changes in the Company’s labor relations, changes in operating expenses including medical and energy costs, difficulties in the startup of new equipment or information technology systems, changes in copyright laws, changes in consumer product safety regulations, changes in environmental regulations, changes in tax regulations and changes in the Company’s effective income tax rate. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

CONTACT:
Courier Corporation
James F. Conway III, 978-251-6000
Chairman, President and Chief Executive Officer
or
Peter M. Folger, 978-251-6000
Senior Vice President and Chief Financial Officer
www.courier.com